EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of November ___, 1999, by and among DynaGen, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), with headquarters located at 840 Memorial Drive, Cambridge, Massachusetts 02139 and the undersigned ("Purchaser").

         WHEREAS:

         A. The Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company desires to sell and issue to Purchaser and Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, the number of shares of Series K Preferred Stock., $.01 par value per share (the "Preferred Stock"), of the Company convertible into shares of common stock, par value $01 per share, of the Company (the "Common Stock") in accordance with the terms and conditions set forth herein. The Series K Preferred Stock Designation setting forth the rights, preferences, including the terms upon which the shares of Preferred Stock are convertible into shares of Common Stock, is attached hereto as Exhibit A. The shares of Common Stock issuable upon conversion of the Preferred Stock or otherwise pursuant to the Preferred Stock are referred to herein as the "Conversion Shares." The Preferred Stock and the Conversion Shares are collectively referred to herein as the "Securities."

         NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

         1. PURCHASE AND SALE OF PREFERRED STOCK

         a. Purchase of Preferred Stock. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to Purchaser and Purchaser agrees to purchase from the Company, the number of shares of Preferred Stock (the "Preferred Shares") set forth on the signature page. The purchase price (the "Purchase Price Per Share") for each of the Preferred Shares is $100.00 per share.

         b. Form of Payment. On the Closing Date (as hereinafter defined), Purchaser shall pay the aggregate Purchase Price for the Preferred Shares by wire transfer to the Company and shall deliver by telecopier (with originals following by first class mail) a fully executed copy of this Subscription Agreement to the Company. Payment and delivery instructions are attached as Exhibit B hereto. Promptly upon receipt of the Purchase Price and the executed Agreement, the Company shall deliver a certificate (the "Certificate") representing the Preferred Shares together with the accepted Agreement to the Purchaser by Federal Express or other overnight courier at the address set forth on the signature page of this Agreement.


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         c. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the shares of Preferred Shares pursuant to this Agreement shall take place from time to time as may be mutually agreed upon by the Company and Purchaser. Each closing shall occur at the offices of the Company.

         2. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to the Company that:

         a. Investment Purpose. Purchaser is purchasing the Preferred Stock for Purchaser's own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Preferred Shares or the Conversion Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement, dated as of the date hereof, between the Company and the Purchaser (the "Registration Rights Agreement").

         b. Accredited Investor Status. Purchaser is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

         c. Reliance on Exemptions. Purchaser understands that the Preferred Shares and the Conversion Shares are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Preferred Shares and Conversion Shares.

         d. Information. Purchaser and its counsel or representative, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares which have been requested by Purchaser or its counsel or representative. Purchaser and its counsel, if any, have been afforded the opportunity to ask questions of the Company and have received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or its counsel or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Purchaser has been informed and understands that
(i) this investment involves a HIGH DEGREE OF RISK, (ii) the Company's independent auditors have included an explanatory paragraph in their opinion on the Company's financial statements expressing substantial doubt about the Company's ability to continue as a going concern, and (iii) the Company's common stock has been delisted by the NASDAQ Stock Market and is currently traded on the Boston Stock Exchange.

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         e. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, including without limitation Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (c) transferred without consideration to an affiliate of Purchaser; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

         g. Legends. Purchaser understands that the Preferred Shares and, until such time as the Conversion Shares have been registered under the Securities Act as contemplated by Section 5 of this Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 without any restriction as to the public resale thereof, the certificates for the Conversion Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless the Company is provided with reasonable assurances that the securities were sold pursuant to Rule 144 under said Act.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend upon conversion of the Preferred Stock to the holder of any Security upon which it is stamped, if (a) the resale of such Security is registered under the Securities Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such

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holder provides the Company with reasonable assurances that such Security has been sold pursuant to Rule 144 or can be sold pursuant to Rule 144 without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale (if and to the extent such delivery is required) or in compliance with an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold, which legend shall be removed when such Security has been sold pursuant to Rule 144 or may be sold pursuant to an effective registration statement or Rule 144 without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold.

         h. Authorization: Enforcement. This Agreement and the Registration Rights Agreements (together, the "Transaction Agreements") have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their respective terms.

         i. Location of Purchaser. Purchaser has advised the Company in writing with respect to the jurisdictions wherein the investment decision regarding Purchaser's acquisition of the Preferred Stock has been made.

         j. Conversion Limitation. Notwithstanding the provisions hereof, in no event (except (i) in the event of a Mandatory Conversion (as defined in the Amended and Restated Certificate of Designations, Preferences and Rights of Series K Preferred Stock (the "Certificate of Designation") or (ii) if the Company is in default under any provision of the Transaction Agreements, as defined above) shall the holder be entitled to convert any of the Preferred Shares to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of unconverted Preferred Shares), and (2) the number of shares of Common Stock issuable upon the conversion of the Preferred Shares with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 9.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such proviso.

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         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
represents and warrants to Purchaser that:

         a. Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the ability of the Company to perform its obligations in connection with the transactions contemplated hereby on a timely basis.

         b. Authorization: Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, to issue and sell the Preferred Shares in accordance with the terms hereof, and to issue the Conversion Shares upon conversion of the Preferred Shares in accordance with their terms. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required; this Agreement has been duly executed and delivered by the Company; and this Agreement constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms.

         c. Issuance of Securities. The Preferred Stock is duly authorized and, upon issuance in accordance with the terms of this Agreement, the Preferred Shares will be validly issued, fully paid and non-assessable. The Conversion Shares have been duly authorized by the Company's Board of Directors, and have been reserved for issuance upon conversion of the Preferred Shares in accordance with the terms thereof, and upon issuance in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable.

         d. Valid Issuance of Securities. The Company has an authorized capitalization consisting of 75,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share. As of the date of this Agreement, the Company has issued and outstanding the shares of capital stock, options, warrants and convertible securities set forth on Schedule 3.4. All of the shares of Common Stock of the Company issued to date have been duly and validly authorized and issued and are fully paid and non-assessable. Except as set forth above or as disclosed in Schedule 3.4, the SEC Documents as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of it subsidiaries is or may become bound to redeem or issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or

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commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act. Except for the disclosed in Schedule 3.4, there are no securities or instruments containing any anti-dilution, right of first refusal, preemptive rights or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. Upon issuance of the Securities, such securities will be duly and validly issued, fully paid and non-assessable.

         e. No Conflicts. To the Company's knowledge, the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares and the Conversion Shares) will not (i) result in a material violation of the Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect or for which consents have been obtained). Except as described in the SEC Documents (as hereinafter defined), to the Company's knowledge, neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents and except as described in the SEC Documents, to the Company's knowledge, neither the Company nor any of its subsidiaries is in default under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for defaults as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect or for which consents have been obtained.

         f. SEC Documents, Financial Statements. Since December 31, 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing, filed prior to the date hereof and after December 31, 1996, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein together with any registration statements or other documents filed by the Company pursuant to the Securities Act prior to the date hereof and all news releases by the Company being hereinafter referred to herein as the "SEC Documents"). The Company has made available to Purchaser true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all

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material respects with the requirements of the Exchange Act or the Securities
Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with U.S generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the most recent financial statements included in the SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         g. Absence of Litigation. Except as disclosed in the SEC Documents or otherwise disclosed to Purchaser, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would or could reasonably be expected to result in a Material Adverse Effect.

         h. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's Exchange Act Reports are being incorporated into an effective registration statement filed by the Company under the Securities Act).

         i. Current Public Information. The Company is currently eligible to register the resale of its Common Stock by a stockholder on a registration statement on Form SB-2 or S-3 under the Securities Act.

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         j. No General Solicitation. Neither the Company nor any person acting for the Company has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         k. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act.

         l. Company Status. The Company has registered its shares of Common Stock pursuant to Section 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its Common Stock on the Nasdaq OTC Bulletin Board, and such Common Stock is currently listed on the Nasdaq OTC Bulletin Board and the Boston Stock Exchange.

         m. Certain Transactions. Except as set forth in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options, none of the current officers, directors, or employees of the Company (or any spouse or relative of any such person) is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         n. Dilution. The number of shares of Common Stock issuable upon conversion of the Preferred Shares may increase substantially in certain circumstances. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue additional Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

         o. Nasdaq Listing. The Company's Common Stock is presently quoted on the Nasdaq OTC Bulletin Board and the Boston Stock Exchange under the symbol "DYGN". The Company meets all criteria of the Boston Stock Exchange. The Company is not in receipt of any written notice from any stock exchange, market or trading facility on which the shares of Common Stock are or have been listed (or on which they are or have been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such

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stock exchange, market or trading facility or that the shares of Common Stock will be delisted from such stock exchange, market or trading facility.

         p. No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, at any time since August 1998, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

         4. COVENANTS

         a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Sections 6 and 7 of this Agreement.

         b. Blue Sky Laws. The Company shall take such action as the Company or Purchaser shall reasonably determine is necessary to qualify the Securities for sale to Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to Purchaser.

         c. Reporting Status. So long as Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act.

         d. Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Stock for internal working capital purposes and general corporate purposes.

         e. Financial Information. Upon the written request of Purchaser while holding any Preferred Shares, the Company shall send the following reports to
Purchaser: a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form l0-Q, any proxy statements, any Current Reports on Form 8-K and any press releases issued by the Company or any of its subsidiaries.

         f. Reservation of Shares. The Company shall reserve and shall at all times thereafter have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the shares of Preferred Shares issued in accordance herewith and issuance of the Conversion Shares in connection therewith and as otherwise required by the terms of the Preferred Stock.

         g. Corporate Existence. So long as Purchaser beneficially owns the Preferred Shares, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether

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or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of the Preferred Shares as of the date of such transaction, and (ii) is a publicly traded corporation whose common stock is listed for trading on the Nasdaq Stock Market, the New York Stock Exchange or The American Stock Exchange.

         h. Listing of Securities. The Company shall (a) not later than the Effective Date, prepare and file with the Nasdaq OTC Bulletin Board (as well as any other national securities exchange, market or trading facility on which the Registrable Securities (as such term is defined in the Registration Rights Agreement of even date herewith) any additional shares listing application covering the Registrable Securities covered by on the Nasdaq OTC Bulletin Board,
(b) take all other steps, if any, which may be necessary to cause such Registrable Securities to be approved for listing on the Nasdaq OTC Bulletin Board (as well as on any other national securities exchange, market or trading facility on which the Registrable Securities are then listed) as soon as possible thereafter, and (c) provide to Purchaser evidence of such listing, and the Company shall use its best efforts to maintain the listing of its Registrable Securities on such exchange or market.

         i. Certain Agreements. Except in accordance with the provisions of the Registration Rights Agreement or in connection with the subsequent sale of Preferred Shares (which shall not exceed in the aggregate 20,000 shares), the Company covenants and agrees that it will not, without the prior written consent of the Purchaser, enter into any subsequent or further offer or sale of securities convertible into shares of Common Stock with a market value exceeding $500,000 with any third party which would require the filing of a Registration Statement prior to sixty (60) days after the Effective Date.

         j. Reimbursement. If (i) any Purchaser, other than by reason of its gross negligence or willful misconduct or violation of any applicable law, rule or regulation, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, or is impleaded in any such action, proceeding or investigation, or
(ii) any Purchaser, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Company's securities in a manner that is illegal under the federal securities laws, rules or regulations or by reason of its violation of any other law, becomes involved in any capacity in any action, proceeding or investigation brought by the Commission against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which such Purchaser is a named party or is impleaded, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of

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the Company under this paragraph shall be in addition to any liability which the
Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such affiliate and any such Person. The Company also agrees that neither any Purchaser nor any such affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct or violation of law, rule or regulation by such Purchaser.

         k. Release. Effective upon the mutual execution hereof, the Company, for itself and on behalf of all affiliated persons and entities, representatives, and all predecessors in interest, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges each of Purchaser, and Purchaser's direct and indirect partners, officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees, of and from any and all claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, arising prior to the Closing Date, that the Company may have had, may now have or may hereafter acquire with respect to any matters whatsoever under, relating to or arising from any prior Purchase Agreement, Registration Agreement or the Preferred Shares, and the agreements entered into in connection therewith (sometimes collectively referred to as the "Prior Agreements") with the Purchaser or any affiliate of the Purchaser. The Purchasers expressly agree that, if any of them commences an action against the Company, the Company does not waive and the Company may raise (i) any and all defenses and counterclaims it may have with respect to honoring the terms of the Prior Agreements, or any (ii) offsets it may have with respect to the amounts owed under the Prior Agreements. The Company represents, warrants and covenants that it has not, and at the time this release becomes effective will not have, sold, assigned, transferred or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions or causes of action herein released.

         5. REGISTRATION; TRANSFER AGENT INSTRUCTIONS

         a. Registration Rights. The Company and the Purchaser shall enter into a Registration Rights Agreement as of the date hereof.

         b. Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of Purchaser or its nominee, for the Conversion Shares in such amounts as specified from time to time by Purchaser to the Company upon conversion of the Preferred Shares. Prior to registration of the Conversion Shares under the Securities Act or resale of such Securities under Rule 144, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than

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

such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the Conversion Shares prior to registration of the Conversion Shares under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Preferred Stock terms. Nothing in this Section shall affect in any way Purchaser's obligations and agreement set forth in Section 2(f) hereof not to resell the Securities except pursuant to an effective registration statement (and to deliver a prospectus in connection with such a sale) or in compliance with an exemption from the registration requirements of applicable securities law. If Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by a Purchaser.

         c. Rule 144. The Company will use its best efforts to make all filings and take all other actions so that Rule 144 promulgated under the Securities Act of 1933, as amended, will be available for the resale of the Conversion Shares.

         5A. COMPANY RELIANCE ON PURCHASER'S REPRESENTATIONS.

         Purchaser understands that the Company is relying on the truth and accuracy of the representations and warranties made herein by Purchaser in offering the Preferred Shares for sale and in relying upon applicable exemptions available under the Act and applicable state securities laws.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

         The obligation of the Company hereunder to issue and sell the Preferred Shares to Purchaser at the closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. Purchaser shall have executed the execution page to this Agreement and delivered the same to the Company.

         b. Purchaser shall have delivered the Purchase Price for the Preferred Shares.

         c. The representations and warranties of Purchaser shall be true and correct in all material respects.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

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

         7. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE

         The obligation of Purchaser hereunder to purchase the Preferred Shares on the Closing Date is subject to the satisfaction of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser at any time in Purchaser's sole discretion:

         a. The Company shall have executed the signature page to this Agreement and delivered the same to Purchaser.

         b. The Company shall have delivered to Purchaser one or more duly executed Certificates representing the Preferred Shares purchased hereby in the principal amount being purchased by Purchaser in accordance with Section 1(b) above.

         c. The representations and warranties of the Company shall be true and correct as of the Closing Date in all material respects and the Company shall have performed, satisfied and complied in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.


         8. GOVERNING LAW; MISCELLANEOUS

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties consent to the jurisdiction of the United States District Courts for the Southern District of New York in any suit or proceeding based on or arising under this Agreement and agree that all claims in respect of such suit or proceeding may be determined in such court. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process mailed by first class mail shall be deemed in every respect effective service of process in any suit or proceeding arising hereunder. Nothing herein shall affect Purchaser's right to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

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

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier, overnight delivery service or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, overnight delivery service or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                                    If to the Company:

                                    DynaGen, Inc.
                                    840 Memorial Drive
                                    Cambridge, Massachusetts 02139
                                    Telecopy:  (617) 354-3902
                                    Attention:  Dhananjay G. Wadekar

                                    with a copy to:

                                    Chu, Ring & Hazel LLP
                                    253 Summer Street
                                    Boston, Massachusetts 02210
                                    Telecopy:  (617) 443-9840
                                    Attention:  John H. Chu, Esq.


                                    If to Purchaser:

                                    to the address set forth on the signature page hereof.

         Each party shall provide notice to the other parties of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. This provision shall not limit Purchaser's right to transfer the Securities pursuant to the terms of the Preferred Stock and this Agreement or to assign Purchaser's rights hereunder to any such transferee, nor shall this provision limit the right of Purchaser to transfer or assign its rights under such agreements and instruments to an affiliate (provided that Purchaser makes no more than two (2) such transfers), provided that the representations and warranties set forth in Section 2 are true and correct with respect to such affiliate or managed account.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The representations and warranties of the parties and the agreements and covenants set forth in Sections 2, 3, 4 and 5 shall survive the closing hereunder and any conversion of the Preferred Stock, notwithstanding any due diligence investigation conducted by or on behalf of Purchaser.

         j. Publicity. Purchaser shall not make any press release or other public statement concerning the transactions contemplated hereby without the prior written consent of the Company.

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements. certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                    PURCHASER
                                    By: _____________________________
                                    Name:___________________________
                                    Title:____________________________
                                    SUBCRIPTION AMOUNT:
                                    Number of Shares: _________________
                                    Total Purchase Price: _______________

                                    ACCEPTED:
                                    DYNAGEN, INC.


                                    By: _____________________________

                                    Name:___________________________

                                    Title:____________________________








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